UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2025

INMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

British Columbia	001-39685	98-1428279
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 1445 – 885 West Georgia Street
 Vancouver, British Columbia, Canada V6C 3E8
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 669-7207

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, no par value	INM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07: Submission of Matters to a Vote of Security Holders.

On December 17, 2025, InMed Pharmaceuticals Inc. (the "Corporation") held its 2025 Annual General and Special Meeting of Shareholders (the "Meeting").  At the Meeting, all items of business were voted upon by the shareholders, as indicated below:

Proposal No. 1-Presentation of Financial Statements

The Company's audited consolidated financial statements for the fiscal year ended June 30, 2025, including the related management's discussion and analysis and auditors report was presented to shareholders at the Meeting.  No vote was taken with respect to the audited annual financial statements and receipt of the audited annual financial statements did not, and does not, constitute approval or disapproval of any matters referred to therein.

Proposal No. 2-Election of Directors

The Corporation's shareholders approved the election of five director nominees to the Corporation's board of directors (the "Board") to hold office until the 2026 Annual General Meeting of Shareholders or until their successors are elected or appointed.

Results of the vote for the election of the Board at the Meeting are set out as follows:

Director	Votes For		Withheld Votes
	Number	Percentage	Number	Percentage
Eric A. Adams	125,352	82.03%	27,469	17.98%
Andrew Hull	125,315	82.00%	27,506	18.00%
Nicole Lemerond	125,485	82.11%	27,336	17.89%
Neil Klompas	125,444	82.09%	27,377	17.91%
John Bathery	125,227	81.94%	27,594	18.06%

Proposal No. 3-Appointment of Auditor

The Corporation's shareholders voted at the Meeting to approve the appointment of CBIZ CPAs P.C as the independent registered public accounting firm of the Corporation until the 2026 Annual General Meeting of Shareholders or until a successor is named.

Votes For	% Votes For	Votes Against	Votes Abstained	% Votes Abstained[1]	Broker Non-Votes
783,232	78.84%	0	210,258	21.16%	1

Proposal No. 4-SEPA Share Issuance Proposal

Shareholders approved by ordinary resolution the potential issuance of 20% or more of the Corporation's common shares issued and outstanding as of December 13, 2024 pursuant to the Standby Equity Purchase Agreement with YA II PN, Ltd., as amended on June 13, 2025, pursuant to Nasdaq Listing Rules 5635(d) and 5635(b).

Votes For	% Votes For	Vote Against	% Votes Against	Abstain	Broker Non- Votes
100,693	65.89%	52,128	34.11%	0	840,670

Proposal No. 5-Other Business

No other matters came to a vote before the Metting other than as set forth above.

Votes For	% Votes For	Vote Against	% Votes Against	Abstain	Broker Non-Votes
129,408	84.68%	23,414	15.32%	0	840,699

Item 7.01 Regulation FD Disclosure.

On December 18, 2024, the Corporation issued a press release announcing the voting results of the Meeting and other related matters. A copy of the press release is furnished hereto as Exhibit 99.1.

The information set forth in this Item 7.01, including Exhibits 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, including, without limitation, any registration statement filed pursuant thereto, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1.	Press release, dated December 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2025

INMED PHARMACEUTICALS INC.

By:	/s/ Eric A. Adams
Name:	Eric A. Adams
Title:	Chief Executive Officer